March 14, 2019
VIA EDGAR
The United States Securities and
    Exchange Commission
100 F. Street, NE
Washington, D.C. 20549-8629
Subject:	Nationwide Life Insurance Company
Dear Ms. Hahn:
This submission is being made solely to obtain series and class (i.e. contract) identifiers for the following variable universal life product issued by Nationwide Life Insurance Company (811-04460) through its Nationwide Provident VLI Separate Account 1:
Contract: NLIC SPVL and VLI 333-164178
We are requesting these identifiers because they are required for the upcoming N-CEN filings.
Please direct any questions regarding this submission to Jamie Casto, Managing Counsel for Nationwide Life Insurance Company, at (614) 249-8782.
Home Office: One Nationwide Plaza	Nationwide Insurance
Columbus, Ohio 43215-2220	Nationwide Financial
Legal Counsel to the Nationwide Insurance Companies and their Associated Companies